SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2000



                            Union Pacific Corporation
             (Exact Name of Registrant as Specified in its Charter)


      Utah                      1-6075                  13-2626465
  (State or Other            (Commission             (I.R.S. Employer
   Jurisdiction of            File Number)          Identification No.)
    Incorporation)


        1416 Dodge Street, Omaha, Nebraska                68179
         (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5777


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on July 27, 2000 announcing Union Pacific Corporation's financial results for the second quarter of 2000, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits.

                  99 Press Release dated July 27, 2000 announcing Union Pacific Corporation's financial results for the second quarter of 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2000


                                            UNION PACIFIC CORPORATION


                                            By: /s/ James R. Young
                                            James R. Young
                                            Executive Vice President - Finance

                                         EXHIBIT INDEX

        Exhibit   Description

        99 Press Release dated July 27, 2000 announcing Union Pacific Corporation's financial results for the second quarter of 2000.